UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 3, 2006


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         PENNSYLVANIA                 0-50684                    57-1199010
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(State or other jurisdiction        (Commission                 (IRS Employer
of incorporation)                   File Number)             Identification No.)




1901-03 EAST PASSYUNK AVENUE, PHILADELPHIA, PENNSYLVANIA             19148
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

     ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective July 3, 2006, SE Financial Corp. (the "Company") and St. Edmond's Federal Savings Bank (the "Bank") appointed Mr. Douglas R. Moore to be Chief Financial Officer of the Company and of the Bank.

     From September 1998 until January 2004, Mr. Moore was the treasurer, SVP for finance and operations and ultimately the chief operating officer for Roxborough-Manayunk Bank and Thistle Group Holdings, which merged into Citizens Financial Group, Inc. in January 2004. From March 2004 until June 2006, he was the treasurer then Chief Operating Officer of Alliance Bank. Mr. Moore is an actively licensed CPA in Pennsylvania and holds the following NASD licenses:
Series 7, 24, 27, and 63.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SE FINANCIAL CORP.


Date: July 7, 2006                      By:/s/ Pamela M. Cyr
                                           -------------------------------------
                                           Pamela M. Cyr
                                           President and Chief Executive Officer